SCHEDULE 14C/A
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
of 1934

(Amendment No. 1)
Check the appropriate box:

☐ Preliminary Information Statement
☒ Definitive Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

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☐ check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
3998 FAU Boulevard, Bldg 1-210
Boca Raton, FL 33431

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Boca Raton, Florida
January 11, 2007

This information statement will be mailed on or about January 11, 2007 to the stockholders of record on December 4, 2006 (the "Record Date") of Innovative Software Technologies, Inc., a California corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of December 7, 2006. The actions to be taken pursuant to the written consent shall be taken on or about January 31, 2007, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Traver Gruen-Kennedy
Chairman of the Board

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NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 7, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated December 7, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about January 31, 2007:

1. To Amend the Company's Articles of Incorporation, as amended, to:

(a) Change the Company's name from Innovative Software Technologies, Inc. to AcXess, Inc.; and

(b) increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 100,000,000 shares to 300,000,000 shares;

2. To Adopt the Amended and Restated Bylaws.

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ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which action is expected to take place on or about January 31, 2007, consisting of the approval to (1) authorized the change the Company's legal name, (2) authorize an increase in the number of authorized shares of the Company's common stock; (3) authorize the filing of an amendment and restatement of the Company's Articles of Incorporation; and (4) authorize the adoption of the amended and restated Bylaws.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on, December 4, 2006, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under California corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 72,531,581 shares of common stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1. TO AUTHORIZE THE COMPANY TO CHANGE ITS LEGAL NAME FROM INNOVATIVE SOFTWARE TECHNOLOGIES, INC. TO ACXESS, INC.

2. TO AUTHORIZE THE COMPANY TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 300,000,000 SHARES

3. TO AUTHORIZE THE FILING OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANYS LEGAL NAME AS SET FORTH IN PROPOSAL 1, ABOVE AND TO AUTHORIZE THE INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL COMMON STOCK, AS SET FORTH IN PROPOSAL 2 ABOVE

4. TO AUTHORIZE THE ADOPTION OF THE AMENDED AND RESTATED BYLAWS

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the record date is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals.

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DISSENTERS' RIGHTS OF APPRAISAL

There is no provision in the California General Corporation law, nor in our Articles of Incorporation or Bylaws, providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the Proposals described in this Information Statement.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 72,531,581 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. As of the Record Date, the Company also had 1,500,000 shares of Series A Preferred Stock authorized, of which 450,000 shares were issued and outstanding. Each share of Series A Preferred Stock is convertible into shares of common stock. The conversion price of the Series A Preferred Stock is equal to the par value of the shares of Series A Preferred Stock being converted plus accrued but unpaid dividends, divided by 95% of the Market Price (the average of the daily closing price for the five consecutive trading days of the Company's common stock ending on such date at the time of the conversion), provided, however, that in no event will the holders of the Class A Preferred Stock be entitled to receive more than 3,000,000 shares of common stock upon conversion of the Series A Preferred Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series A Preferred Stock entitles its holder to one vote per share on each matter submitted to the stockholders.

The following shareholders (holding the indicated number of shares) voted in favor of the proposal:

Anthony F. & Terri R. Zalenski TEN ENT	(7,258,559)

Christopher J. Floyd	(6,956,874)

Peter M. Peterson	(7,156,874)

Michael F. O'Keefe	(3,225,000)

Thomas J. Elowson	(905,809)

Helge Solberg	(2,380,983)

Raymond Leitz	(1,190,500)

Mark Ciborowski	(3,000,000)

Ira Shandles	(2,867,600)

Robin Ritter	(1,600,000)

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January 31, 2007.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the Corporation Law of the State of California.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following tables sets forth, as of December 4, 2006, the number of and percent of the Company's common stock beneficially owned by

• all directors and nominees, naming them,

•  our executive officers,

•  our directors and executive officers as a group, without naming them, and

•  persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Title of Class	Name and Address of Owner	Amount Owned(1)		Percent of Class(2)

Common	Traver Gruen-Kennedy
	Chairman
	38 Summer Street
	Kennebunk, ME 04043	628,575		0.87%

Common	Philip D. Ellett
	Chief Executive Officer and director
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	523,811		0.72%

Common	Roderick A. Dowling
	Director
	3333 Peachtree Rd. NE - 10th Floor
	Atlanta, GA 30326	523,811		0.72%

Common	Thomas J. Elowson
	President and Chief Operating Officer
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	6,884,158	(3)
				8.77%

Common	Christopher J. Floyd
	Chief Financial Officer and Secretary
	6516 Windjammer Place
	Bradenton, FL 34202	6,956,874		9.59%

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Common	Helge Solberg
	Chief Architect
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	2,380,983		3.28%

Common	Raymond Leitz
	Chief Technology Officer
	c/o AcXess, Inc.
	3998 FAU Blvd., Bldg. 1-210
	Boca Raton, FL 33431	1,190,500		1.64%

Common	Terri R. Zalenski
	4090 Northwest 24th Terr
	Boca Raton, FL 33431	7,258,559	(4)	10.01%

Common	Peter M. Peterson
	1413 S Howard Avenue, #220
	Tampa, FL 33606	7,156,874	(5)	9.87%

	All Officers and Directors as a group (7 persons)	13,110,363		18.08%

(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 72,531,581 shares of common stock outstanding as of December 4, 2006 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding rights to acquire stock, either upon exercise of outstanding options, warrants or conversion of other securities within 60 days of December 4, 2006.

(3) Represents (i) 905,809 shares of common stock and (ii) 5,978,349 fully vested options to purchase common stock of the Company at a strike price of $0.13 and an expiration date of August 8, 2016.

(4) Mrs. Zalenski is the wife of our former chairman and CEO, Anthony F. Zalenski.

(5) Mr. Peterson was the chairman and CEO of the Company from August 2004 through June 2006.

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PROPOSAL 1
AMENDMENT TO THE ARTICLES OF INCORPORATION

On December 7, 2006, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 and to change the Company's name from Innovative Software Technologies, Inc. to AcXess, Inc. The Company currently has authorized capital stock of 100,000,000 shares of common stock and approximately 72,531,581 shares of common stock are outstanding as of December 7, 2006. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

CHANGE OF THE COMPANY'S NAME

The amendment to the Company's Certificate of Incorporation, as amended, will change the Company's name from Innovative Software Technologies, Inc. to AcXess, Inc. The Company believes that the name change would be in the best interests of the Company in order to more closely align the identity of the Company with its products and services and to build brand recognition. The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the Pink Sheets.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of December 7, 2006, a total of 72,531,581 shares of the Company's currently authorized 100,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

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PROPOSAL 2
ADOPTION OF AMENDED AND RESTATED BY-LAWS

On December 7, 2006, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve the Amended By-Laws. The Amended By-Laws are reflected in the Form of Amended By-Laws, which is attached hereto as Exhibit B and incorporated herein by reference. The Company believes the Amended By-Laws are in the best interests of the Company as, among other items, as they provide for the Board of Directors to set forth the number of directors. The Company's original by-laws are attached as an Exhibit to its Form 10-KSB, for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission on March 15, 2000 and incorporated herein by reference.

The Board of Directors believes the Amended By-Laws are desirable so that the Company might be more attractive to investors and so that it can continue to attract and retain qualified, responsible individuals to serve as its officers and directors. The Company has not received notice of any potential claim against an officer or director of the Company to which the protections and benefits of the Amended By-Laws might apply. Moreover, these provisions have not been incorporated in response to any resignation, threat of resignation or refusal to serve on the part of any director or potential director.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

INCORPORATION BY REFERENCE

We are incorporating by reference our annual report on Form 10-K for the year ended December 31, 2005, our current report on Form 8-K filed with the SEC on June 30, 2006 and our Form 10-Q for the quarter ended September 30, 2006. We are mailing this Information Statement to shareholders of record as of December 4, 2006. We will provide a copy of any of the documents set forth above, excluding exhibits, at no charge upon request by writing to Mr. Christopher J. Floyd, Chief Financial Officer, Innovative Software Technologies, Inc., 3998 FAU Blvd., Building 1-210, Boca Raton, Florida, 33431. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits.

By Order of the Board of Directors,

/s/ Traver Gruen-Kennedy
Chairman of the Board
Boca Raton, Florida January 11, 2007

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EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ACXESS, INC.

Philip D. Ellett and Christopher J. Floyd hereby certify that:

ONE: They are the duly elected Chief Executive Officer and Chief Financial Officer, respectively, of AcXess, Inc., a California corporation.

TWO: The Articles of Incorporation of this corporation, as amended to the date of the filing of these Restated Articles of Incorporation, and with the

FIRST: The name of the corporation (hereinafter referred to as "the corporation") is: ACXESS, INC.

SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

THIRD: The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

FOURTH: The total number of shares of stock which the corporation shall have the authority to issue 325,000,000 consisting of 300,000,000 shares of Common Stock, $0.001 par value share ("Common Stock"), and 25,000,00 shares of Preferred Stock, having no par value per share (the Preferred Stock).

Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds legally available therefore. The rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock will later be determined by the board of directors.

THREE: The foregoing Restated Articles of Incorporation have been duly approved by the Board of Directors of said corporation.

FOUR: The foregoing Restated Articles of Incorporation were approved by the required vote of the shareholders of said corporation in accordance with Sections 902 and 903 of the California General Corporations Code. The total number of outstanding shares of the corporation entitled to vote as of the record date was 72,531,581 shares of Common Stock. The total number of outstanding shares of Preferred Stock entitled to vote as of the record date was 450,000 shares of Series A Preferred Stock. The number of shares of stock voting in favor of the foregoing Restated Articles of Incorporation equaled or exceeded the vote required The percentage vote required was more than 50% of the outstanding shares of Common Stock as a class and more than 50% of the outstanding shares of Common Stock and Series A Preferred Stock voting together.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: ____________
Philip D. Ellett Chief Executive Officer Christopher J. Floyd Chief Financial Officer

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Exhibit B

AMENDED AND RESTATED BYLAWS

OF

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

(Effective December 7, 2006)

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICES.

The principal office for the transaction of business of the corporation is hereby fixed and located at 3998 FAU Boulevard, Boca Raton, Florida. The Board of Directors is hereby granted full power and authority to change the place of said principal office.

Section 2. OTHER OFFICES.

Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1. PLACE OF MEETINGS.

Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

Section 2. ANNUAL MEETING.

The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting directors shall be elected, and any other proper business may be transacted.

Section 3. SPECIAL MEETING.

A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than l0% of the votes at that meeting. If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

Section 4. NOTICE OF SHAREHOLDERS' MEETINGS.

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to Section 902 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice. An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

Section 6. QUORUM.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. ADJOURNED MEETING; NOTICE.

Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II. When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. VOTING.

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number of voting by classes is required by California General Corporation Law or by the articles of incorporation.

At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

No shareholder shall be entitled to cumulate votes when the corporation becomes a listed corporation within the meaning of Section 301.5 of the Corporations Code of California.

Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS.

The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

Section 10. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 5 of this Article

II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

Section 11. RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS.

For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

If the board of directors does not so fix a record date:

(a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting (i) when no prior action by the board has been taken, shall be the date on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the date on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such action, whichever is later.

Section 12. PROXIES.

Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

Section 13. INSPECTORS OF ELECTION.

Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (l) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (l) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

These inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) receive votes, ballots, or consents;

(c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) count and tabulate all votes or consents;

(e) determine when the polls shall close;

(f) determine the result; and

(g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

Section 14. NOMINATIONS FOR DIRECTOR; SHAREHOLDER PROPOSALS.

(a) Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors in accordance with this Section 14.

(b) Other Proposals. Any shareholder of the corporation entitled to vote at any annual or special meeting of shareholders may make nominations for the election of directors and other proposals for inclusion on the agenda of any such meeting provided such shareholder complies with the timely notice provisions set forth in this Section 14 (as well as any additional requirements under any applicable law or regulation).

(c) Timely Notice by Shareholders. A shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation (i) in the case of any special meeting and of the first annual meeting held after the effective date of these Amended and Restated Bylaws, not less than thirty (30) days nor more than sixty (60) days prior to the meeting date specified in the notice of such meeting; provided, however, that if less than forty (40) days' notice or prior public disclosure of the date of such meeting is given or made to shareholders, notice by shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of such meeting was mailed or such public disclosure was made, and (ii) in the case of any subsequent annual meeting, not less than ninety (90) days prior to the day and month on which, in the immediately preceding year, the annual meeting for such year had been held. Such shareholder's notice shall set forth: (A) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, the class and number of shares of the corporation which are beneficially owned by such person that are required to be disclosed in solicitations of the proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (B) as to each action item required to be included on the agenda, a description, in sufficient detail, of the purpose and effect of the proposal to the extent necessary to properly inform all shareholders entitled to vote thereon prior to any such vote; and (C) as to the shareholder giving the notice, (i) the name and address, as they appear on the corporation's books, of such shareholder and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder.

(d) Failure to Provide Timely Notice, Etc. No person nominated by a shareholder shall be elected as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 14. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination or other proposal by a shareholder was not properly brought before the meeting, and, if the Chairman shall so determine, the Chairman shall so declare to the meeting and such nomination or other proposal shall be disregarded.

ARTICLE III

DIRECTORS

Section 1. POWERS.

Subject to the provisions of the California General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

(a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the articles of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

(b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

(c) Adopt, make and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

(d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, or tangible or intangible property actually received.

(e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

Section 2. NUMBER OF DIRECTORS.

(a) The authorized number of directors shall be not less than one (1) nor more than seventeen (17). The exact number of directors shall be fixed from time to time by resolution of the board of directors, except that in the absence of any such designation, such number shall be five (5).

(b) The maximum or minimum authorized number of directors may only be changed by an amendment of this Section approved by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the minimum number to a number less than five shall not be adopted if the votes cast against its adoption at a meeting (or the shares not consenting in the case of action by written consent) exceed 16-2/3% of such outstanding shares; and provided further, that in no case shall the stated maximum authorized number of directors exceed two times the stated minimum number of authorized directors minus one.

Section 3. ELECTION AND TERM OF OFFICE OF DIRECTORS.

Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. VACANCIES.

Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

Any director may resign effective upon the giving of written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

Section 5. PLACE OF MEETING AND MEETINGS BY TELEPHONE.

Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 6. ANNUAL MEETING.

Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

Section 7. OTHER REGULAR MEETINGS.

Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

Section 8. SPECIAL MEETINGS.

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally, by telephone, by facsimile, or by electronic mail to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, by telephone, by telegram, by facsimile, or by electronic mail, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office or residence of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 9. QUORUM.

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and Section 317(e) of that Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 10. WAIVER OF NOTICE.

The transaction of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.

Section 11. ADJOURNMENT.

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 12. NOTICE OF ADJOURNMENT.

Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 13. ACTION WITHOUT MEETING.

Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors.

Section 14. FEES AND COMPENSATION OF DIRECTORS.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. This Section 14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

ARTICLE IV

COMMITTEES

Section 1. COMMITTEES OF DIRECTORS.

The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

(a) the approval of any action which, under the General Corporation Law of California, also requires shareholder approval or approval of the outstanding shares;

(b) the filling of vacancies on the board of directors or in any committee;

(c) the fixing of compensation of the directors for serving on the board of directors or on any committee;

(d) the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members of those committees.

Section 2. MEETINGS AND ACTION OF COMMITTEES.

Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Sections 5 (place of meetings), 7 (regular meetings), 8 (special meetings), 9 (quorum), 10 (waiver of notice), 11 (adjournment), 12 (notice of adjournment), and 13 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of the committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS AND EMPLOYEES

Section 1. OFFICERS.

The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. ELECTION OF OFFICERS.

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

Section 3. SUBORDINATE OFFICERS.

The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as a board of directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board, or, except in case of an officer chosen by the board of directors, by an officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

Section 6. CHAIRMAN OF THE BOARD.

The chairman of the board, if such an officer be elected, shall preside at meetings of the board of directors and exercise and perform such other powers and duties as from time to time may be assigned to the chairman of the board by the board of directors or prescribed by these bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7. PRESIDENT.

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. The president shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

Section 8. VICE PRESIDENTS.

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, the chairman of the board, the president or the bylaws.

Section 9. SECRETARY.

The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and the secretary shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

Section 10. CHIEF FINANCIAL OFFICER.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director or directors. The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.

For the purposes of this Article VI, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article VI.

Section 2. ACTIONS OTHER THAN BY THE CORPORATION.

Subject to the provisions of Section 5, Section 8 and Section 9 of this Article VI, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that that person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY THE CORPORATION.

Subject to the provisions of Section 5, Section 8 and Section 9 of this Article VI, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that that person reasonably believed to be in the best interests of the corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3:

(a) in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation in the performance of that person's duty to the corporation, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

(b) of amounts paid in settling or otherwise disposing of a threatened or pending action, without court approval; or

(c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Section 4. SUCCESSFUL DEFENSE BY AGENT.

To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article VI, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

Section 5. REQUIRED APPROVAL.

Except as provided in Section 4 of this Article VI, any indemnification under this Article VI shall be made by the corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article VI, by:

(a) a majority vote of a quorum consisting of directors who are not parties to the proceeding;

(b) approval by the affirmative vote of a majority of the shares of the corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

(c) the court in which the proceeding is or was pending, on application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

Section 6. ADVANCE OF EXPENSES.

Expenses incurred in defending any proceeding may be advanced by the corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article VI.

Section 7. OTHER CONTRACTUAL RIGHTS.

Nothing contained in this Article VI shall affect any right to indemnification to which persons other than directors and officers of the corporation or any subsidiary hereof may be entitled by contract or otherwise.

Section 8. LIMITATIONS.

No indemnification or advance shall be made under this Article VI, except as provided in Section 4 or Section 5(c), in any circumstance where it appears:

(a) that it would be inconsistent with a provision of the articles of incorporation, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 9. INSURANCE.

Upon and in the event of a determination by the board of directors of the corporation to purchase such insurance, this corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or insured by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against that liability under the provisions of this Article VI.

Section 10. FIDUCIARIES OF CORPORATION EMPLOYEE BENEFIT PLAN.

This Article VI does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in Section 1 of this Article VI. Nothing contained in this Article VI shall limit any right to indemnification to which such a trustee, investment manager or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article VI.

ARTICLE VII

RECORDS AND REPORTS

Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER.

The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of those voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission, may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five (5) business days prior written demand on the corporation and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder(s) by the transfer agent on or before the later of five (5) business days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

Section 2. MAINTENANCE AND INSPECTION OF BYLAWS.

The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

Section 3. MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.

The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

Section 4. INSPECTION BY DIRECTORS.

Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

Section 5. ANNUAL REPORT TO SHAREHOLDERS.

The directors shall cause to be sent to the shareholders not later than 120 days after the close of the fiscal year, an annual report which shall include a balance sheet as of the closing date of the last fiscal year, and an income statement of changes in financial position for said fiscal year. Said annual report shall be accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. This annual report is hereby waived whenever the corporation shall have less than 100 shareholders as defined in Section 605 of the California General Corporation Law. Except when said waiver applies, the annual report shall be sent to the shareholders at least fifteen (15) (or if sent by third-class mail, thirty-five (35)) days prior to the date of the annual meeting. The annual report may be sent by third-class mail only if the corporation has outstanding shares held by 500 or more persons (as determined by the provisions of Section 605 of the California General Corporation Law) on the record date for the shareholders' meeting. In addition to the financial statements included in the annual report, the annual report of the corporation, if it has more than 100 shareholders as defined in Section 605 of the California General Corporation Law and if it is not subject to the reporting requirements of Section 13 of the Securities and Exchange Act of 1934, as amended, or exempt from such registration by Section 12(g)(2) of said act, shall also describe briefly: (i) Any transaction (excluding compensation of officers and directors) during the previous fiscal year involving an amount in excess of forty thousand dollars ($40,000) (other than contracts let at competitive bids or services rendered at prices regulated by law) to which the corporation or its parent or subsidiary was a party and in which any director or officer of the corporation or of a subsidiary or (if known to the corporation or its parent or subsidiary) any holder of more than ten percent (10%) of the outstanding voting shares of the corporation had a direct or indirect material interest, naming such person and stating such person's relationship to the corporation, the nature of such person's interest in the transaction and, where practicable, the amount of such interest; provided, that in the case of a transaction with a partnership of which such person is a partner, only the interest of the partnership need be stated; and provided further that no such report need be made in the case of transactions approved by the shareholders under subdivision (a) of Section 310 of the California General Corporation Law; and (ii) The amount and circumstances of any indemnification or advances aggregating more than ten thousand dollars ($10,000) paid during the fiscal year to any officer or director of the corporation pursuant to Section 317 of the California General Corporation Law, provided, that no such report need be made in the case of indemnification approved by the shareholders under paragraph (2) of subdivision (e) of Section 317 of the California General Corporation Law.

Section 6. FINANCIAL STATEMENTS.

A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder. If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

Section 7. ANNUAL STATEMENT OF GENERAL INFORMATION.

The corporation shall, within the statutorily required time period, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary, and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1. RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.

For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law. If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

Section 2. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.

All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 3. CORPORATION CONTRACTS AND INSTRUMENTS; HOW EXECUTED.

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent, or employee shall have the power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 4. CERTIFICATES FOR SHARES.

A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issuance.

Section 5. LOST CERTIFICATES.

Except as provided in this Section 5, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

Section 6. REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

Section 7. CONSTRUCTION AND DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1. AMENDMENT BY SHAREHOLDERS.

New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote except as otherwise provided by law or by the articles of incorporation.

Section 2. AMENDMENT BY DIRECTORS.

Subject to the rights of the shareholders as provided in Section 1 of this Article IX, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors, may be adopted, amended, or repealed by the board of directors.